SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: JANUARY 25, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-16725                  42-1520346
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                   Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2006,  the Human  Resources  Committee (the  "Committee")  of the
Board of Directors of Principal Financial Group, Inc. (the "Company") made decisions for the performance period of January 1, 2006 to December 31, 2006 with respect to the Principal Financial Group, Inc. Annual Incentive Plan (the "Annual Incentive Plan"). The Committee affirmed the incentive pool for the performance period as defined in the plan and determined that the participants in the plan will include the chief executive officer and each other "covered employee" within the meaning of 162(m)(3) of the Internal Revenue Code. The Committee also determined that the maximum award for the performance period for the chief executive officer will be 40% of the incentive pool, the maximum award for the second highest "covered employee" will be 20% of the incentive pool, and the maximum award for each of the other participants shall be 13.3% of the incentive pool. The Committee intends to administer the Annual Incentive Plan through the use of negative discretion and subject to the achievement of the applicable performance criteria (without regard to any adjustment that may increase the amounts payable), so that the actual annual awards payable to any such officer do not exceed the amount that would have been payable based on the same performance measures, components and weightings as those that would have been applicable to such senior officers under the Company's broad-based annual incentive compensation plan (the "PrinPay Plan"), and such other factors the Committee may determine appropriate.

For 2006,  the  performance  components  of the  PrinPay  Plan  approved  by the
Committee will be (1) corporate and individual in the case of the chief executive officer and the "covered employees" with service unit responsibilities, and (2) corporate, business unit and individual in the case of "covered employees" with business unit responsibilities. The Committee decided that there would be a single metric to measure performance for the corporate portion of the PrinPay Plan. That single metric relates to achievement of a stated level of operating earnings for the Company. "Operating earnings" is a non-GAAP financial measure used as the key financial measure in the Company's industry. It is believed to best illustrate the performance of a company's normal, ongoing operations, which is important in understanding and evaluating financial condition and results of operations on a basis comparable to that used by securities analysts. The Committee has not yet established the final performance targets for the business unit or individual components for 2006 under the PrinPay Plan.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:     /S/ JOYCE N. HOFFMAN
                                            -----------------------------------
                                    Name:   Joyce N. Hoffman
                                    Title:  Senior Vice President and Corporate
                                            Secretary

Date:    January 31, 2006


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